Rule 497(e)
                                                   File No. 33-83928


                         RETIREMENT PLAN SERIES ACCOUNT
                                       Of
                  GREAT-WEST LIFE & ANNNUITY INSURANCE COMPANY

                    Supplement dated January 10, 2000 to the

                          Prospectus dated May 1, 1999

Great-West Life & Annuity Insurance Company has obtained an order of the Securities and Exchange Commission permitting a substitution of the securities held by the Maxim Foreign Equity Investment Division (the "Investment Division"). Effective February 11, 2000, shares of the Maxim Foreign Equity Portfolio held by the Investment Division will be substituted with shares of the Maxim INVESCO ADR Portfolio. As a result, any amounts that you have allocated to the Investment Division as of the date of the substitution automatically will be invested in shares of the Maxim INVESCO ADR Portfolio. Immediately after the consummation of the substitution, the Investment Division will be renamed the Maxim INVESCO ADR Investment Division and treated for administrative purposes as a new Investment Division. The Maxim INVESCO ADR Investment Division is not presently available under your contract and will not be available until the substitution is completed. The Maxim INVESCO ADR Portfolio is described more fully in the current prospectus for the Maxim Series Fund, Inc., which accompanies this supplement.

Great-West presently does not impose any charges or restrictions on Transfers among investment divisions. Therefore, at any time before or after February 11, 2000, you may Transfer amounts allocated under your Contract to the Investment Division to any other available investment division or combination of available investment divisions of your choice free of charge. Also, if you presently have existing instructions on file with Great-West that direct us to allocate any portion of your Contributions or Transfers to the Maxim Foreign Equity Investment Division, you can change those allocation instructions at any time without charge by calling KeyTalk(R) or contacting a Customer Service representative at 1-800-338-4015.

This supplement should be retained with the Prospectus for future reference.